UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Date of this Report:  September 1, 2010
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)		Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition
Item 7.01  Regulation FD Disclosure
Item 8.01 Other Matters.

CHDT Corporation’s wholly owned subsidiary, Capstone Industries, Inc. (Capstone), announced on August 25, 2010, the receipt of its first re-order from a national specialty book store chain for Capstone’s Pathway Lights(R), Multi-Pose Brightbook in two colors and the Retro Taskbright in two colors.  A copy of the press release for this re-order is attached as Exhibit 99.1 to this Report on Form 8-K. Capstone also announced on August 16, 2010 that it had received a $2,000,000 million dollar order for booklights.

CHDT Corporation also issued an August 13, 2010 press release on its financial results for the fiscal quarter ending June 30, 2010.  A copy of the press release is attached to this Report as Exhibit 99.3.

The information contained in this Current Report, including Exhibits 99.1, 99.2,  99.3 and 99.4, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The report on  financial results for the second quarter ended June 30, 2010, included in this Current Report on Form 8-K is qualified by a detailed discussion of associated material risks set forth in CHDT Corporation’s filings with the Securities and Exchange Commission. This includes CHDT Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, and the Annual Report on Form 10-K for the year ended December 31, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

99.1	August 25, 2010 Press Release by CHDT Corporation regarding order for booklights.
99.2	CHDT Corporation August 16, 2010 Press Release regarding $2,000,000 million dollar re-order for Eco-i-Lite products.
99.3	August 13, 2010 Press Release by CHDT Corporation regarding financial results for fiscal quarter ending June 30, 2010.
99.4	Transcript for Q2 Earnings Conference Call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on September 1, 2010, on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

By: /s/ James G. McClinton
James G McClinton, Chief Operating Officer

EXHIBIT INDEX

99.1	August 25, 2010 Press Release by CHDT Corporation regarding order for booklights.
99.2	CHDT Corporation August 16, 2010 Press Release regarding $2,000,000 million dollar re-order for Eco-i-Lite products.
99.3	August 13, 2010 Press Release by CHDT Corporation regarding of financial results for fiscal quarter ending June 30, 2010.
99.4	Transcript for Q2 Earnings Conference Call.